UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 30, 2024

MANGOCEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Texas	001-41615	87-3841292
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15110 N. Dallas Parkway, Suite 600 Dallas, Texas	75248
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 242-9619

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 Par Value Per Share	MGRX	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously reported, on October 30, 2023, Mangoceuticals, Inc. (the “Company”), received a letter from the Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) indicating that, based upon the closing bid price of the Company’s common stock, $0.0001 par value per share (the “Common Stock”) for the prior 30 consecutive business days, the Company was not in compliance with the requirement to maintain a minimum bid price of $1.00 per share for continued listing on The Nasdaq Capital Market, as set forth in Nasdaq Listing Rule 5550(a)(2) (the “Minimum Bid Price Requirement”). In accordance with Nasdaq Listing Rule 5810(c)(3)(A), the Company was provided a grace period of 180 days, or until April 29, 2024, to regain compliance with the Minimum Bid Price Requirement.

On April 25, 2024, the Company submitted a request to Nasdaq for an additional 180-day extension to regain compliance with the Minimum Bid Price Requirement. On April 30, 2024, the Company received a letter from Nasdaq advising that the Company had been granted a 180-day extension to October 30, 2024, to regain compliance with the Minimum Bid Price Requirement, in accordance with Nasdaq Listing Rule 5810(c)(3)(A).

Effective on October 16, 2024, we affected a 1-for-15 reverse stock split of our outstanding common stock in an effort to satisfy the Minimum Bid Price Requirement.

On October 30, 2024, the Company received a letter from Nasdaq notifying the Company that it has regained full compliance with the Minimum Bid Price Requirement because Nasdaq has determined that for 10 consecutive business days, the closing bid price of the Company’s common stock was at or above $1.00 per share, and that the matter is now closed.

On October 31, 2024, the Company filed a press release disclosing the fact that it has regained compliance with the Minimum Bid Price Requirement. A copy of the press release is included herewith as Exhibit 99.1 and the information in the press release is incorporated by reference into this Item 8.01.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description
99.1	Press Release, dated October 31, 2024
104	Cover Page Interactive Data File (embedded within Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANGOCEUTICALS, INC.

Date: October 31, 2024	By:	/s/ Jacob D. Cohen
Jacob D. Cohen
Chief Executive Officer